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                     JOHN HANCOCK TAX-EXEMPT SERIES FUND

                Supplement to Prospectus dated January 1, 1995


The discussion of who is responsible for the day to day management of the Fund contained in the "Organization and Management of the Fund" section is replaced with the following:

        Frank A. Lucibella is the portfolio manager of the New York Portfolio and John Hancock Managed-Tax Exempt Fund. He joined the Adviser in 1988 after six years of investment experience with Eaton Vance and The Travelers Corporation.

        Dianne Sales-Singer is the portfolio manager of the Massachusetts Portfolio. Ms. Sales-Singer has been with the Adviser since 1989. Prior to joining the Adviser, she was employed at Bear Stearns & Co., Inc.

The "Qualifying for a Reduced Sales Charge" section under SHARE PRICE is supplemented as follows:

    Effective March 15, 1995, participant directed defined contribution plans with at least 100 eligible employees at the inception of the Fund account may purchase Class A shares of the Fund without an initial sales charge but if the shares are redeemed within 12 months after the end of the calendar year in which the purchase was made, a contingent deferred sales charge will be imposed at the rate for Class A shares described in the prospectus.



October 9, 1995

0000S 10/95